Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Eyal Rubin, certify that:

1. I have reviewed this Amendment No. 1 to annual report on Form 10-K of Brainstorm Cell Therapeutics Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 1, 2019	/s/ Eyal Rubin
	Name:	Eyal Rubin
	Title:	Chief Financial Officer (Principal Financial Officer)